Annual Operating Expenses - ThematicIndexETFs-ComboPRO - ThematicIndexETFs-ComboPRO - Fidelity Cloud Computing ETF - Fidelity Cloud Computing ETF	Oct. 30, 2024
Operating Expenses:
Management fee	0.39%
Distribution and/or Service (12b-1) fees	none
Other expenses	0.02%
Total annual operating expenses	0.41%
Fee waiver and/or expense reimbursement	0.01%	[1]
Total annual operating expenses after fee waiver and/or expense reimbursement	0.40%

[1]
A Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent proxy and shareholder meeting expenses exceed 0.013% of the fund's average net assets. This arrangement will remain in effect through October 31, 2025 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.